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                                                                    Exhibit 99.1


                                  CERTIFICATION
                          Accompanying Form 10-Q Report
                     of First Industrial Realty Trust, Inc.
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                 (Chapter 63, Title 18 U.S.C.ss.1350(a) and (b))


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. ss.1350(a) and (b)), each of the undersigned hereby certifies, to his knowledge, that the Quarterly Report on Form 10-Q for the period ended March 31, 2003 of First Industrial Realty Trust, Inc. (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  May 14, 2003                               /s/ Michael W. Brennan
                                                   -----------------------------
                                                   Michael W. Brennan
                                                   Chief Executive Officer




Dated: May 14, 2003                                /s/ Michael J. Havala
                                                   -----------------------------
                                                   Michael J. Havala
                                                   Chief Financial Officer


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.